                       COMPUTATIONAL MATERIALS DISCLAIMER

         The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

         Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

         Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at
(203) 625-6160.

         Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-1A
                           Price-DM Sensitivity Report

Settlement        09/29/00                 Class Balance             $55,000,000
Accrued Date      09/28/00                 Accrued Days                        1
Next Payment      10/15/00                 Pass-Thru Margin               0.250%
                                           Cleanup Call                       No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
     Flat
     Price           0% PPC        50% PPC       75% PPC     100% PPC       125% PPC        150% PPC        175% PPC       200% PPC
====================================================================================================================================
 99-24                0.276          0.310         0.328        0.346          0.362           0.379           0.395          0.412
 99-24+               0.274          0.307         0.324        0.340          0.356           0.371           0.386          0.402
 99-25                0.273          0.303         0.319        0.334          0.349           0.363           0.377          0.393
 99-25+               0.271          0.299         0.314        0.328          0.342           0.355           0.368          0.383
 99-26                0.269          0.296         0.309        0.322          0.335           0.348           0.360          0.373
 99-26+               0.268          0.292         0.305        0.317          0.328           0.340           0.351          0.363
------------------------------------------------------------------------------------------------------------------------------------
 99-27                0.266          0.289         0.300        0.311          0.321           0.332           0.342          0.353
 99-27+               0.265          0.285         0.295        0.305          0.315           0.324           0.333          0.343
 99-28                0.263          0.281         0.291        0.299          0.308           0.316           0.324          0.333
 99-28+               0.261          0.278         0.286        0.294          0.301           0.308           0.315          0.323
 99-29                0.260          0.274         0.281        0.288          0.294           0.300           0.306          0.313
 99-29+               0.258          0.271         0.277        0.282          0.287           0.292           0.297          0.303
 99-30                0.257          0.267         0.272        0.276          0.280           0.285           0.288          0.293
 99-30+               0.255          0.263         0.267        0.271          0.274           0.277           0.280          0.283
 99-31                0.253          0.260         0.263        0.265          0.267           0.269           0.271          0.273
 99-31+               0.252          0.256         0.258        0.259          0.260           0.261           0.262          0.264
------------------------------------------------------------------------------------------------------------------------------------
100-00                0.250          0.253         0.253        0.253          0.253           0.253           0.253          0.254
------------------------------------------------------------------------------------------------------------------------------------
100-00+               0.249          0.249         0.248        0.248          0.246           0.245           0.244          0.244
100-01                0.247          0.246         0.244        0.242          0.240           0.237           0.235          0.234
100-01+               0.245          0.242         0.239        0.236          0.233           0.230           0.226          0.224
100-02                0.244          0.238         0.234        0.230          0.226           0.222           0.217          0.214
100-02+               0.242          0.235         0.230        0.225          0.219           0.214           0.209          0.204
100-03                0.240          0.231         0.225        0.219          0.212           0.206           0.200          0.194
100-03+               0.239          0.228         0.220        0.213          0.206           0.198           0.191          0.184
100-04                0.237          0.224         0.216        0.207          0.199           0.190           0.182          0.175
100-04+               0.236          0.220         0.211        0.202          0.192           0.182           0.173          0.165
100-05                0.234          0.217         0.206        0.196          0.185           0.175           0.164          0.155
------------------------------------------------------------------------------------------------------------------------------------
100-05+               0.232          0.213         0.202        0.190          0.178           0.167           0.155          0.145
100-06                0.231          0.210         0.197        0.184          0.172           0.159           0.147          0.135
100-06+               0.229          0.206         0.192        0.179          0.165           0.151           0.138          0.125
100-07                0.228          0.203         0.188        0.173          0.158           0.143           0.129          0.115
100-07+               0.226          0.199         0.183        0.167          0.151           0.135           0.120          0.105
100-08                0.224          0.195         0.178        0.161          0.144           0.128           0.111          0.096
====================================================================================================================================
WAL (yr)              18.48           5.83          4.09         3.17           2.59            2.20            1.92           1.70
MDUR (yr)              9.30           4.17          3.20         2.60           2.20            1.91            1.69           1.51
First Prin Pay     10/15/00       10/15/00      10/15/00     10/15/00       10/15/00        10/15/00        10/15/00       10/15/00
Last Prin Pay      07/15/30       01/15/29      05/15/25     08/15/20       11/15/16        03/15/14        02/15/12       06/15/10
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-1F
                         Price-Yield Sensitivity Report

Settlement               09/29/00       Accrued Days                        28
Next Payment             10/15/00       Security Coupon                 7.260%
Class Balance         $42,000,000       Call                                No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
    Flat
    Price         0% PPC      50% PPC         75% PPC        100% PPC        125% PPC        150% PPC        175% PPC      200% PPC
====================================================================================================================================
    98-00          7.653        8.584           8.931           9.236           9.511           9.773          10.020        10.263
    98-04          7.633        8.495           8.815           9.098           9.353           9.595           9.824        10.049
    98-08          7.612        8.406           8.701           8.961           9.195           9.418           9.629         9.835
    98-12          7.591        8.316           8.586           8.824           9.038           9.242           9.434         9.622
    98-16          7.570        8.227           8.472           8.687           8.881           9.065           9.239         9.410
    98-20          7.550        8.139           8.358           8.550           8.724           8.890           9.045         9.198
------------------------------------------------------------------------------------------------------------------------------------
    98-24          7.529        8.050           8.244           8.414           8.568           8.714           8.852         8.987
    98-28          7.508        7.962           8.130           8.278           8.412           8.539           8.659         8.776
    99-00          7.488        7.873           8.017           8.143           8.257           8.365           8.466         8.566
    99-04          7.467        7.785           7.904           8.007           8.101           8.190           8.274         8.357
    99-08          7.447        7.698           7.791           7.873           7.946           8.017           8.083         8.148
    99-12          7.426        7.610           7.678           7.738           7.792           7.843           7.892         7.939
    99-16          7.406        7.522           7.566           7.603           7.638           7.670           7.701         7.731
    99-20          7.386        7.435           7.453           7.469           7.484           7.498           7.511         7.523
    99-24          7.365        7.348           7.341           7.336           7.330           7.326           7.321         7.316
    99-28          7.345        7.261           7.230           7.202           7.177           7.154           7.132         7.110
------------------------------------------------------------------------------------------------------------------------------------
   100-00          7.325        7.174           7.118           7.069           7.025           6.983           6.943         6.904
------------------------------------------------------------------------------------------------------------------------------------
   100-04          7.305        7.087           7.007           6.936           6.872           6.812           6.755         6.699
   100-08          7.285        7.001           6.896           6.803           6.720           6.641           6.567         6.494
   100-12          7.265        6.915           6.785           6.671           6.568           6.471           6.379         6.289
   100-16          7.244        6.829           6.675           6.539           6.417           6.301           6.192         6.085
   100-20          7.224        6.743           6.564           6.407           6.266           6.132           6.006         5.882
   100-24          7.204        6.657           6.454           6.276           6.115           5.963           5.820         5.679
   100-28          7.185        6.571           6.344           6.145           5.965           5.794           5.634         5.477
   101-00          7.165        6.486           6.235           6.014           5.815           5.626           5.449         5.275
   101-04          7.145        6.401           6.125           5.883           5.665           5.459           5.264         5.073
   101-08          7.125        6.316           6.016           5.753           5.516           5.291           5.080         4.872
------------------------------------------------------------------------------------------------------------------------------------
   101-12          7.105        6.231           5.907           5.623           5.367           5.124           4.896         4.672
   101-16          7.086        6.146           5.798           5.493           5.218           4.958           4.713         4.472
   101-20          7.066        6.061           5.690           5.363           5.070           4.791           4.530         4.273
   101-24          7.046        5.977           5.582           5.234           4.922           4.625           4.347         4.074
   101-28          7.027        5.893           5.474           5.105           4.774           4.460           4.165         3.875
   102-00          7.007        5.809           5.366           4.977           4.626           4.295           3.983         3.678
====================================================================================================================================
WAL (yr)            9.61         1.59            1.22            1.01            0.87            0.78            0.70          0.64
MDUR (yr)           6.16         1.43            1.12            0.93            0.81            0.73            0.66          0.60
First Prin Pay  10/15/00     10/15/00        10/15/00        10/15/00        10/15/00        10/15/00        10/15/00      10/15/00
Last Prin Pay   07/15/18     09/15/03        12/15/02        07/15/02        04/15/02        02/15/02        12/15/01      11/15/01
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-2F
                         Price-Yield Sensitivity Report

Settlement                  09/29/00      Accrued Days                     28
Next Payment                10/15/00      Security Coupon              7.170%
Class Balance            $12,000,000      Call                             No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
       Flat
       Price        0% PPC       50% PPC         75% PPC       100% PPC       125% PPC     150% PPC        175% PPC       200% PPC
===================================================================================================================================
    97-31+           7.451         7.866           8.065          8.241          8.407        8.556           8.703          8.844
    98-03+           7.439         7.823           8.008          8.171          8.325        8.463           8.599          8.730
    98-07+           7.426         7.780           7.951          8.101          8.243        8.370           8.495          8.616
    98-11+           7.414         7.738           7.894          8.031          8.161        8.278           8.392          8.502
    98-15+           7.401         7.695           7.837          7.962          8.079        8.185           8.289          8.389
    98-19+           7.388         7.653           7.780          7.892          7.998        8.093           8.186          8.276
-----------------------------------------------------------------------------------------------------------------------------------
    98-23+           7.376         7.610           7.723          7.822          7.916        8.000           8.083          8.163
    98-27+           7.363         7.568           7.666          7.753          7.835        7.908           7.980          8.050
    98-31+           7.351         7.526           7.610          7.684          7.754        7.816           7.878          7.937
    99-03+           7.339         7.483           7.553          7.615          7.673        7.725           7.775          7.825
    99-07+           7.326         7.441           7.497          7.546          7.592        7.633           7.673          7.713
    99-11+           7.314         7.399           7.440          7.477          7.511        7.541           7.572          7.601
    99-15+           7.301         7.357           7.384          7.408          7.430        7.450           7.470          7.489
    99-19+           7.289         7.315           7.328          7.339          7.350        7.359           7.368          7.377
    99-23+           7.277         7.273           7.272          7.270          7.269        7.268           7.267          7.266
    99-27+           7.264         7.232           7.216          7.202          7.189        7.177           7.166          7.155
-----------------------------------------------------------------------------------------------------------------------------------
    99-31+           7.252         7.190           7.160          7.134          7.109        7.087           7.065          7.044
-----------------------------------------------------------------------------------------------------------------------------------
   100-03+           7.240         7.148           7.104          7.065          7.029        6.996           6.964          6.933
   100-07+           7.227         7.107           7.048          6.997          6.949        6.906           6.863          6.822
   100-11+           7.215         7.065           6.993          6.929          6.869        6.815           6.763          6.712
   100-15+           7.203         7.024           6.937          6.861          6.790        6.725           6.663          6.602
   100-19+           7.191         6.982           6.882          6.793          6.710        6.635           6.562          6.492
   100-23+           7.179         6.941           6.826          6.726          6.631        6.546           6.462          6.382
   100-27+           7.167         6.899           6.771          6.658          6.552        6.456           6.363          6.272
   100-31+           7.154         6.858           6.716          6.591          6.473        6.367           6.263          6.163
   101-03+           7.142         6.817           6.661          6.523          6.394        6.277           6.164          6.054
   101-07+           7.130         6.776           6.606          6.456          6.315        6.188           6.065          5.945
-----------------------------------------------------------------------------------------------------------------------------------
   101-11+           7.118         6.735           6.551          6.389          6.236        6.099           5.965          5.836
   101-15+           7.106         6.694           6.496          6.322          6.158        6.011           5.867          5.727
   101-19+           7.094         6.653           6.441          6.255          6.079        5.922           5.768          5.619
   101-23+           7.082         6.612           6.386          6.188          6.001        5.833           5.669          5.511
   101-27+           7.070         6.571           6.332          6.121          5.923        5.745           5.571          5.403
   101-31+           7.058         6.531           6.277          6.055          5.845        5.657           5.473          5.295
====================================================================================================================================
WAL (yr)             19.36          3.49            2.52           2.02           1.71         1.50            1.34           1.21
MDUR (yr)            10.12          2.98            2.23           1.82           1.55         1.37            1.23           1.12
First Prin Pay    07/15/18      09/15/03        12/15/02       07/15/02       04/15/02     02/15/02        12/15/01       11/15/01
Last Prin Pay     07/15/21      10/15/04        07/15/03       01/15/03       08/15/02     05/15/02        03/15/02       02/15/02
-----------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-3F
                         Price-Yield Sensitivity Report

Settlement                 09/29/00            Accrued Days                 28
Next Payment               10/15/00            Security Coupon          7.310%
Class Balance           $29,000,000            Call                         No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
      Flat
      Price        0% PPC      50% PPC         75% PPC      100% PPC        125% PPC         150% PPC        175% PPC      200% PPC
====================================================================================================================================
    97-31+          7.583        7.798           7.947         8.089           8.233            8.354           8.468         8.575
    98-03+          7.571        7.771           7.909         8.040           8.174            8.286           8.391         8.491
    98-07+          7.559        7.744           7.870         7.992           8.115            8.218           8.315         8.407
    98-11+          7.548        7.716           7.832         7.943           8.056            8.151           8.239         8.323
    98-15+          7.536        7.689           7.794         7.895           7.997            8.083           8.163         8.239
    98-19+          7.524        7.662           7.756         7.846           7.938            8.015           8.087         8.156
------------------------------------------------------------------------------------------------------------------------------------
    98-23+          7.513        7.634           7.718         7.798           7.879            7.948           8.012         8.072
    98-27+          7.501        7.607           7.680         7.750           7.821            7.880           7.936         7.989
    98-31+          7.489        7.580           7.642         7.702           7.762            7.813           7.861         7.906
    99-03+          7.478        7.553           7.605         7.654           7.704            7.746           7.785         7.823
    99-07+          7.466        7.526           7.567         7.606           7.646            7.679           7.710         7.740
    99-11+          7.455        7.499           7.529         7.558           7.587            7.612           7.635         7.657
    99-15+          7.443        7.472           7.492         7.510           7.529            7.545           7.560         7.574
    99-19+          7.432        7.445           7.454         7.463           7.471            7.479           7.485         7.492
    99-23+          7.420        7.418           7.417         7.415           7.413            7.412           7.411         7.410
    99-27+          7.409        7.391           7.379         7.367           7.356            7.346           7.336         7.327
------------------------------------------------------------------------------------------------------------------------------------
    99-31+          7.398        7.365           7.342         7.320           7.298            7.279           7.262         7.245
------------------------------------------------------------------------------------------------------------------------------------
   100-03+          7.386        7.338           7.304         7.273           7.240            7.213           7.188         7.164
   100-07+          7.375        7.311           7.267         7.225           7.183            7.147           7.113         7.082
   100-11+          7.364        7.284           7.230         7.178           7.125            7.081           7.039         7.000
   100-15+          7.352        7.258           7.193         7.131           7.068            7.015           6.965         6.919
   100-19+          7.341        7.231           7.156         7.084           7.010            6.949           6.892         6.837
   100-23+          7.330        7.205           7.119         7.037           6.953            6.883           6.818         6.756
   100-27+          7.319        7.178           7.082         6.990           6.896            6.818           6.744         6.675
   100-31+          7.307        7.152           7.045         6.943           6.839            6.752           6.671         6.594
   101-03+          7.296        7.125           7.008         6.896           6.782            6.687           6.598         6.513
   101-07+          7.285        7.099           6.971         6.849           6.725            6.622           6.524         6.433
------------------------------------------------------------------------------------------------------------------------------------
   101-11+          7.274        7.073           6.935         6.803           6.669            6.556           6.451         6.352
   101-15+          7.263        7.047           6.898         6.756           6.612            6.491           6.378         6.272
   101-19+          7.252        7.020           6.861         6.710           6.556            6.426           6.306         6.191
   101-23+          7.241        6.994           6.825         6.663           6.499            6.361           6.233         6.111
   101-27+          7.229        6.968           6.788         6.617           6.443            6.297           6.160         6.031
   101-31+          7.218        6.942           6.752         6.571           6.386            6.232           6.088         5.951
====================================================================================================================================
WAL (yr)            23.98         6.02            4.00          3.04            2.44             2.10            1.85          1.67
MDUR (yr)           10.93         4.65            3.33          2.62            2.15             1.87            1.67          1.52
First Prin Pay   07/15/21     10/15/04        07/15/03      01/15/03        08/15/02         05/15/02        03/15/02      02/15/02
Last Prin Pay    06/15/27     09/15/10        09/15/06      02/15/05        01/15/04         04/15/03        01/15/03      10/15/02
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-4F
                         Price-Yield Sensitivity Report

Settlement                  09/29/00        Accrued Days                     28
Next Payment                10/15/00        Security Coupon              7.610%
Class Balance             $8,000,000        Call                             No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
      Flat
      Price        0% PPC        50% PPC       75% PPC        100% PPC        125% PPC        150% PPC       175% PPC      200% PPC
====================================================================================================================================
    98-00           7.887          7.964         8.052           8.159           8.267           8.452          8.546         8.636
    98-04           7.875          7.947         8.028           8.127           8.228           8.399          8.486         8.569
    98-08           7.864          7.930         8.004           8.096           8.188           8.345          8.425         8.502
    98-12           7.852          7.913         7.981           8.064           8.148           8.292          8.365         8.435
    98-16           7.841          7.896         7.957           8.033           8.109           8.239          8.305         8.368
    98-20           7.829          7.878         7.933           8.001           8.069           8.186          8.245         8.302
------------------------------------------------------------------------------------------------------------------------------------
    98-24           7.818          7.861         7.910           7.970           8.030           8.133          8.185         8.235
    98-28           7.807          7.844         7.886           7.938           7.991           8.080          8.125         8.169
    99-00           7.795          7.827         7.863           7.907           7.952           8.027          8.066         8.103
    99-04           7.784          7.810         7.840           7.876           7.912           7.975          8.006         8.036
    99-08           7.773          7.793         7.816           7.845           7.873           7.922          7.947         7.970
    99-12           7.761          7.776         7.793           7.813           7.834           7.869          7.887         7.904
    99-16           7.750          7.759         7.770           7.782           7.795           7.817          7.828         7.839
    99-20           7.739          7.742         7.746           7.751           7.756           7.765          7.769         7.773
    99-24           7.728          7.725         7.723           7.720           7.717           7.712          7.710         7.707
    99-28           7.716          7.709         7.700           7.689           7.678           7.660          7.651         7.642
------------------------------------------------------------------------------------------------------------------------------------
   100-00           7.705          7.692         7.677           7.658           7.640           7.608          7.592         7.576
------------------------------------------------------------------------------------------------------------------------------------
   100-04           7.694          7.675         7.654           7.627           7.601           7.556          7.533         7.511
   100-08           7.683          7.658         7.631           7.596           7.562           7.504          7.474         7.446
   100-12           7.672          7.641         7.607           7.566           7.524           7.452          7.416         7.381
   100-16           7.661          7.625         7.584           7.535           7.485           7.400          7.357         7.316
   100-20           7.649          7.608         7.562           7.504           7.447           7.348          7.299         7.251
   100-24           7.638          7.591         7.539           7.474           7.408           7.297          7.240         7.186
   100-28           7.627          7.575         7.516           7.443           7.370           7.245          7.182         7.122
   101-00           7.616          7.558         7.493           7.412           7.332           7.194          7.124         7.057
   101-04           7.605          7.542         7.470           7.382           7.293           7.142          7.066         6.993
   101-08           7.594          7.525         7.447           7.351           7.255           7.091          7.008         6.928
------------------------------------------------------------------------------------------------------------------------------------
   101-12           7.583          7.508         7.424           7.321           7.217           7.040          6.950         6.864
   101-16           7.573          7.492         7.402           7.291           7.179           6.989          6.892         6.800
   101-20           7.562          7.476         7.379           7.260           7.141           6.938          6.834         6.736
   101-24           7.551          7.459         7.356           7.230           7.103           6.887          6.777         6.672
   101-28           7.540          7.443         7.334           7.200           7.065           6.836          6.719         6.608
   102-00           7.529          7.426         7.311           7.170           7.027           6.785          6.662         6.544
----------------====================================================================================================================
================--------------------------------------------------------------------------------------------------------------------
WAL (yr)            27.29          11.52          7.28            5.02            3.84            2.74           2.40          2.14
MDUR (yr)           11.11           7.39          5.37            4.02            3.21            2.39           2.11          1.90
First Prin Pay   06/15/27       09/15/10      09/15/06        02/15/05        01/15/04        04/15/03       01/15/03      10/15/02
Last Prin Pay    07/15/28       11/15/13      10/15/09        07/15/06        02/15/05        08/15/03       04/15/03      01/15/03
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-5F
                         Price-Yield Sensitivity Report

Settlement                  09/29/00         Accrued Days                     28
Next Payment                10/15/00         Security Coupon              7.890%
Class Balance            $17,500,000         Call                             No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

----------------------------------------------------------------------------------------------------------------------------------
     Flat
     Price           0% PPC      50% PPC       75% PPC        100% PPC        125% PPC        150% PPC       175% PPC     200% PPC
===================================================================================================================================
    97-31+            8.180        8.243         8.292           8.349           8.411           8.482          8.616        8.795
    98-03+            8.168        8.230         8.277           8.330           8.388           8.452          8.574        8.738
    98-07+            8.156        8.216         8.261           8.311           8.364           8.423          8.532        8.680
    98-11+            8.145        8.202         8.245           8.292           8.341           8.393          8.490        8.623
    98-15+            8.133        8.189         8.229           8.273           8.318           8.364          8.448        8.566
    98-19+            8.122        8.175         8.213           8.254           8.295           8.334          8.406        8.510
-----------------------------------------------------------------------------------------------------------------------------------
    98-23+            8.110        8.162         8.198           8.236           8.271           8.305          8.364        8.453
    98-27+            8.098        8.148         8.182           8.217           8.248           8.276          8.322        8.396
    98-31+            8.087        8.135         8.166           8.198           8.225           8.246          8.281        8.340
    99-03+            8.075        8.121         8.151           8.179           8.202           8.217          8.239        8.283
    99-07+            8.064        8.108         8.135           8.160           8.179           8.188          8.198        8.227
    99-11+            8.053        8.094         8.120           8.142           8.156           8.159          8.156        8.170
    99-15+            8.041        8.081         8.104           8.123           8.133           8.130          8.115        8.114
    99-19+            8.030        8.068         8.089           8.104           8.110           8.101          8.074        8.058
    99-23+            8.018        8.054         8.073           8.086           8.088           8.072          8.033        8.002
    99-27+            8.007        8.041         8.058           8.067           8.065           8.043          7.991        7.946
-----------------------------------------------------------------------------------------------------------------------------------
    99-31+            7.996        8.028         8.042           8.049           8.042           8.014          7.950        7.890
-----------------------------------------------------------------------------------------------------------------------------------
   100-03+            7.984        8.015         8.027           8.030           8.019           7.985          7.909        7.835
   100-07+            7.973        8.001         8.011           8.012           7.997           7.956          7.869        7.779
   100-11+            7.962        7.988         7.996           7.993           7.974           7.928          7.828        7.723
   100-15+            7.951        7.975         7.981           7.975           7.951           7.899          7.787        7.668
   100-19+            7.939        7.962         7.966           7.957           7.929           7.870          7.746        7.612
   100-23+            7.928        7.949         7.950           7.938           7.906           7.842          7.706        7.557
   100-27+            7.917        7.936         7.935           7.920           7.884           7.813          7.665        7.502
   100-31+            7.906        7.922         7.920           7.902           7.862           7.785          7.625        7.447
   101-03+            7.895        7.909         7.905           7.884           7.839           7.757          7.584        7.392
   101-07+            7.884        7.896         7.890           7.865           7.817           7.728          7.544        7.337
-----------------------------------------------------------------------------------------------------------------------------------
   101-11+            7.873        7.883         7.874           7.847           7.795           7.700          7.504        7.282
   101-15+            7.862        7.870         7.859           7.829           7.772           7.672          7.464        7.227
   101-19+            7.851        7.857         7.844           7.811           7.750           7.644          7.423        7.172
   101-23+            7.840        7.845         7.829           7.793           7.728           7.615          7.383        7.118
   101-27+            7.829        7.832         7.814           7.775           7.706           7.587          7.343        7.063
   101-31+            7.818        7.819         7.799           7.757           7.684           7.559          7.304        7.009
===================================================================================================================================
WAL (yr)              28.88        19.03         14.21           10.58            7.90            5.77           3.72         2.56
MDUR (yr)             10.99         9.37          8.06            6.71            5.47            4.31           3.03         2.23
First Prin Pay     07/15/28     11/15/13      10/15/09        07/15/06        02/15/05        08/15/03       04/15/03     01/15/03
Last Prin Pay      07/15/30     01/15/29      05/15/25        08/15/20        11/15/16        03/15/14       02/15/12     08/15/03
-----------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

           Delta Home Equity Loan Trust, Series 2000-3 CLASS A-6F NAS
                         Price-Yield Sensitivity Report

Settlement                09/29/00            Accrued Days                    28
Next Payment              10/15/00            Security Coupon             7.510%
Class Balance          $12,000,000            Call                            No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
    Flat
    Price          0% PPC         50% PPC         75% PPC       100% PPC        125% PPC        150% PPC       175% PPC    200% PPC
====================================================================================================================================
    98-00           7.841           7.935           7.957          7.976           8.001           8.040          8.081       8.139
    98-04           7.825           7.912           7.933          7.951           7.975           8.014          8.055       8.111
    98-08           7.810           7.890           7.909          7.926           7.949           7.988          8.030       8.082
    98-12           7.794           7.867           7.885          7.901           7.924           7.963          8.005       8.054
    98-16           7.778           7.845           7.861          7.876           7.898           7.937          7.979       8.026
    98-20           7.763           7.822           7.837          7.851           7.873           7.911          7.954       7.998
------------------------------------------------------------------------------------------------------------------------------------
    98-24           7.747           7.800           7.813          7.826           7.848           7.886          7.929       7.970
    98-28           7.731           7.777           7.789          7.801           7.822           7.860          7.904       7.942
    99-00           7.716           7.755           7.765          7.776           7.797           7.835          7.878       7.914
    99-04           7.700           7.733           7.741          7.751           7.772           7.810          7.853       7.886
    99-08           7.685           7.710           7.718          7.727           7.746           7.784          7.828       7.858
    99-12           7.669           7.688           7.694          7.702           7.721           7.759          7.803       7.830
    99-16           7.654           7.666           7.670          7.677           7.696           7.734          7.778       7.803
    99-20           7.639           7.644           7.647          7.653           7.671           7.709          7.753       7.775
    99-24           7.623           7.622           7.623          7.628           7.646           7.683          7.728       7.747
    99-28           7.608           7.600           7.600          7.604           7.621           7.658          7.703       7.720
------------------------------------------------------------------------------------------------------------------------------------
   100-00           7.593           7.578           7.576          7.579           7.596           7.633          7.679       7.692
------------------------------------------------------------------------------------------------------------------------------------
   100-04           7.577           7.556           7.553          7.555           7.571           7.608          7.654       7.665
   100-08           7.562           7.534           7.529          7.530           7.546           7.583          7.629       7.637
   100-12           7.547           7.512           7.506          7.506           7.521           7.558          7.604       7.610
   100-16           7.532           7.490           7.483          7.482           7.496           7.533          7.580       7.582
   100-20           7.516           7.468           7.459          7.457           7.472           7.508          7.555       7.555
   100-24           7.501           7.446           7.436          7.433           7.447           7.484          7.531       7.528
   100-28           7.486           7.424           7.413          7.409           7.422           7.459          7.506       7.500
   101-00           7.471           7.403           7.390          7.385           7.398           7.434          7.481       7.473
   101-04           7.456           7.381           7.366          7.361           7.373           7.409          7.457       7.446
   101-08           7.441           7.359           7.343          7.337           7.348           7.385          7.433       7.419
------------------------------------------------------------------------------------------------------------------------------------
   101-12           7.426           7.338           7.320          7.313           7.324           7.360          7.408       7.392
   101-16           7.411           7.316           7.297          7.289           7.299           7.335          7.384       7.365
   101-20           7.396           7.295           7.274          7.265           7.275           7.311          7.360       7.338
   101-24           7.381           7.273           7.251          7.241           7.250           7.286          7.335       7.311
   101-28           7.366           7.252           7.229          7.217           7.226           7.262          7.311       7.284
   102-00           7.351           7.230           7.206          7.193           7.202           7.237          7.287       7.257
====================================================================================================================================
WAL (yr)            14.34            8.01            7.28           6.85            6.64            6.59           6.68        5.88
MDUR (yr)            8.12            5.64            5.30           5.08            4.98            4.96           5.01        4.51
First Prin Pay   10/15/03        10/15/03        10/15/03       10/15/03        01/15/04        06/15/04       11/15/04    08/15/03
Last Prin Pay    05/15/30        11/15/28        03/15/25       06/15/20        09/15/16        01/15/14       12/15/11    06/15/10
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

              Delta Home Equity Loan Trust, Series 2000-3 CLASS M-1
                         Price-Yield Sensitivity Report

Settlement                09/29/00         Accrued Days                      28
Next Payment              10/15/00         Security Coupon               7.890%
Class Balance           $9,500,000         Call                              No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
       Flat
       Price         0% PPC         50% PPC        75% PPC      100% PPC     125% PPC        150% PPC       175% PPC       200% PPC
====================================================================================================================================
      98-08           8.157           8.242          8.298         8.355        8.408           8.447          8.468          8.467
      98-08+          8.156           8.239          8.295         8.352        8.404           8.442          8.464          8.462
      98-09           8.154           8.237          8.292         8.349        8.400           8.438          8.459          8.458
      98-09+          8.153           8.235          8.290         8.345        8.396           8.434          8.454          8.453
      98-10           8.151           8.233          8.287         8.342        8.392           8.429          8.450          8.448
      98-10+          8.150           8.230          8.284         8.339        8.388           8.425          8.445          8.444
------------------------------------------------------------------------------------------------------------------------------------
      98-11           8.148           8.228          8.281         8.335        8.384           8.421          8.441          8.439
      98-11+          8.147           8.226          8.278         8.332        8.381           8.416          8.436          8.435
      98-12           8.145           8.223          8.276         8.328        8.377           8.412          8.432          8.430
      98-12+          8.144           8.221          8.273         8.325        8.373           8.408          8.427          8.425
      98-13           8.142           8.219          8.270         8.322        8.369           8.403          8.423          8.421
      98-13+          8.141           8.217          8.267         8.318        8.365           8.399          8.418          8.416
      98-14           8.139           8.214          8.264         8.315        8.361           8.395          8.413          8.412
      98-14+          8.138           8.212          8.262         8.312        8.357           8.391          8.409          8.407
      98-15           8.136           8.210          8.259         8.308        8.353           8.386          8.404          8.403
      98-15+          8.135           8.208          8.256         8.305        8.349           8.382          8.400          8.398
------------------------------------------------------------------------------------------------------------------------------------
      98-16           8.134           8.205          8.253         8.302        8.345           8.378          8.395          8.393
------------------------------------------------------------------------------------------------------------------------------------
      98-16+          8.132           8.203          8.250         8.298        8.341           8.373          8.391          8.389
      98-17           8.131           8.201          8.248         8.295        8.338           8.369          8.386          8.384
      98-17+          8.129           8.199          8.245         8.291        8.334           8.365          8.382          8.380
      98-18           8.128           8.196          8.242         8.288        8.330           8.360          8.377          8.375
      98-18+          8.126           8.194          8.239         8.285        8.326           8.356          8.372          8.371
      98-19           8.125           8.192          8.236         8.281        8.322           8.352          8.368          8.366
      98-19+          8.123           8.190          8.234         8.278        8.318           8.347          8.363          8.362
      98-20           8.122           8.187          8.231         8.275        8.314           8.343          8.359          8.357
      98-20+          8.120           8.185          8.228         8.271        8.310           8.339          8.354          8.352
      98-21           8.119           8.183          8.225         8.268        8.306           8.335          8.350          8.348
------------------------------------------------------------------------------------------------------------------------------------
      98-21+          8.117           8.181          8.223         8.265        8.303           8.330          8.345          8.343
      98-22           8.116           8.178          8.220         8.261        8.299           8.326          8.341          8.339
      98-22+          8.114           8.176          8.217         8.258        8.295           8.322          8.336          8.334
      98-23           8.113           8.174          8.214         8.255        8.291           8.317          8.332          8.330
      98-23+          8.111           8.172          8.211         8.251        8.287           8.313          8.327          8.325
      98-24           8.110           8.169          8.209         8.248        8.283           8.309          8.323          8.321
====================================================================================================================================
 WAL (yr)             26.63           11.83           8.51          6.54         5.35            4.66           4.32           4.26
 MDUR (yr)            10.62            6.99           5.65          4.69         4.04            3.66           3.46           3.45
 First Prin Pay    01/15/23        04/15/06       09/15/04      10/15/03     11/15/03        01/15/04       02/15/04       05/15/04
 Last Prin Pay     05/15/30        02/15/26       06/15/20      02/15/16     03/15/13        01/15/11       06/15/09       03/15/08
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

              Delta Home Equity Loan Trust, Series 2000-3 CLASS M-2
                         Price-Yield Sensitivity Report

Settlement                09/29/00        Accrued Days                        28
Next Payment              10/15/00        Security Coupon                 7.890%
Class Balance           $8,500,000        Call                                No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
        Flat
        Price      0% PPC        50% PPC       75% PPC        100% PPC        125% PPC       150% PPC        175% PPC      200% PPC
====================================================================================================================================
      95-04+        8.462          8.704         8.870           9.046           9.213          9.351           9.450         9.505
      95-05         8.460          8.701         8.867           9.042           9.209          9.347           9.445         9.500
      95-05+        8.459          8.699         8.865           9.039           9.205          9.342           9.440         9.494
      95-06         8.457          8.696         8.862           9.035           9.201          9.337           9.435         9.489
      95-06+        8.456          8.694         8.859           9.031           9.197          9.333           9.430         9.484
      95-07         8.454          8.692         8.856           9.028           9.193          9.328           9.425         9.479
------------------------------------------------------------------------------------------------------------------------------------
      95-07+        8.453          8.689         8.853           9.024           9.189          9.324           9.420         9.474
      95-08         8.451          8.687         8.850           9.021           9.184          9.319           9.415         9.469
      95-08+        8.449          8.684         8.847           9.017           9.180          9.314           9.410         9.463
      95-09         8.448          8.682         8.844           9.014           9.176          9.310           9.406         9.458
      95-09+        8.446          8.680         8.841           9.010           9.172          9.305           9.401         9.453
      95-10         8.445          8.677         8.838           9.007           9.168          9.300           9.396         9.448
      95-10+        8.443          8.675         8.835           9.003           9.164          9.296           9.391         9.443
      95-11         8.442          8.673         8.832           8.999           9.160          9.291           9.386         9.438
      95-11+        8.440          8.670         8.829           8.996           9.155          9.287           9.381         9.433
      95-12         8.439          8.668         8.826           8.992           9.151          9.282           9.376         9.427
------------------------------------------------------------------------------------------------------------------------------------
      95-12+        8.437          8.665         8.823           8.989           9.147          9.277           9.371         9.422
------------------------------------------------------------------------------------------------------------------------------------
      95-13         8.435          8.663         8.820           8.985           9.143          9.273           9.366         9.417
      95-13+        8.434          8.661         8.817           8.982           9.139          9.268           9.361         9.412
      95-14         8.432          8.658         8.814           8.978           9.135          9.264           9.356         9.407
      95-14+        8.431          8.656         8.812           8.975           9.131          9.259           9.351         9.402
      95-15         8.429          8.654         8.809           8.971           9.127          9.254           9.346         9.397
      95-15+        8.428          8.651         8.806           8.968           9.122          9.250           9.341         9.391
      95-16         8.426          8.649         8.803           8.964           9.118          9.245           9.336         9.386
      95-16+        8.424          8.647         8.800           8.961           9.114          9.241           9.331         9.381
      95-17         8.423          8.644         8.797           8.957           9.110          9.236           9.326         9.376
      95-17+        8.421          8.642         8.794           8.953           9.106          9.231           9.321         9.371
------------------------------------------------------------------------------------------------------------------------------------
      95-18         8.420          8.639         8.791           8.950           9.102          9.227           9.316         9.366
      95-18+        8.418          8.637         8.788           8.946           9.098          9.222           9.312         9.361
      95-19         8.417          8.635         8.785           8.943           9.094          9.218           9.307         9.355
      95-19+        8.415          8.632         8.782           8.939           9.090          9.213           9.302         9.350
      95-20         8.414          8.630         8.779           8.936           9.085          9.208           9.297         9.345
      95-20+        8.412          8.628         8.776           8.932           9.081          9.204           9.292         9.340
====================================================================================================================================
 WAL (yr)           26.62          11.72          8.39            6.45            5.25           4.53            4.11          3.89
 MDUR (yr)          10.39           6.86          5.54            4.59            3.94           3.53            3.29          3.16
 First Prin Pay  01/15/23       04/15/06      09/15/04        10/15/03        10/15/03       11/15/03        12/15/03      01/15/04
 Last Prin Pay   04/15/30       07/15/24      10/15/18        09/15/14        01/15/12       01/15/10        08/15/08      06/15/07
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

               Delta Home Equity Loan Trust, Series 2000-3 CLASS B
                         Price-Yield Sensitivity Report

Settlement                  09/29/00        Accrued Days                   28
Next Payment                10/15/00        Security Coupon            7.890%
Class Balance             $6,500,000        Call                           No

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
       Flat
       Price       0% PPC         50% PPC         75% PPC        100% PPC       125% PPC        150% PPC        175% PPC   200% PPC
====================================================================================================================================
      88-00+        9.228           9.868          10.323          10.806         11.277          11.677          11.992     12.220
      88-01         9.226           9.866          10.320          10.802         11.272          11.671          11.987     12.214
      88-01+        9.224           9.863          10.316          10.798         11.267          11.666          11.981     12.208
      88-02         9.223           9.860          10.313          10.794         11.262          11.661          11.975     12.202
      88-02+        9.221           9.857          10.310          10.790         11.258          11.656          11.969     12.196
      88-03         9.219           9.855          10.306          10.786         11.253          11.650          11.964     12.190
------------------------------------------------------------------------------------------------------------------------------------
      88-03+        9.217           9.852          10.303          10.782         11.248          11.645          11.958     12.183
      88-04         9.215           9.849          10.300          10.777         11.243          11.640          11.952     12.177
      88-04+        9.214           9.847          10.296          10.773         11.239          11.634          11.946     12.171
      88-05         9.212           9.844          10.293          10.769         11.234          11.629          11.941     12.165
      88-05+        9.210           9.841          10.290          10.765         11.229          11.624          11.935     12.159
      88-06         9.208           9.839          10.286          10.761         11.225          11.618          11.929     12.153
      88-06+        9.206           9.836          10.283          10.757         11.220          11.613          11.923     12.147
      88-07         9.205           9.833          10.280          10.753         11.215          11.608          11.918     12.141
      88-07+        9.203           9.831          10.276          10.749         11.210          11.603          11.912     12.135
      88-08         9.201           9.828          10.273          10.745         11.206          11.597          11.906     12.129
------------------------------------------------------------------------------------------------------------------------------------
      88-08+        9.199           9.825          10.269          10.741         11.201          11.592          11.901     12.123
------------------------------------------------------------------------------------------------------------------------------------
      88-09         9.198           9.822          10.266          10.737         11.196          11.587          11.895     12.117
      88-09+        9.196           9.820          10.263          10.733         11.192          11.581          11.889     12.111
      88-10         9.194           9.817          10.259          10.729         11.187          11.576          11.883     12.105
      88-10+        9.192           9.814          10.256          10.725         11.182          11.571          11.878     12.099
      88-11         9.190           9.812          10.253          10.721         11.177          11.566          11.872     12.093
      88-11+        9.189           9.809          10.249          10.717         11.173          11.560          11.866     12.087
      88-12         9.187           9.806          10.246          10.713         11.168          11.555          11.860     12.081
      88-12+        9.185           9.804          10.243          10.709         11.163          11.550          11.855     12.075
      88-13         9.183           9.801          10.239          10.705         11.159          11.545          11.849     12.068
      88-13+        9.181           9.798          10.236          10.701         11.154          11.539          11.843     12.062
------------------------------------------------------------------------------------------------------------------------------------
      88-14         9.180           9.796          10.233          10.697         11.149          11.534          11.838     12.056
      88-14+        9.178           9.793          10.229          10.693         11.144          11.529          11.832     12.050
      88-15         9.176           9.790          10.226          10.689         11.140          11.523          11.826     12.044
      88-15+        9.174           9.788          10.223          10.685         11.135          11.518          11.820     12.038
      88-16         9.173           9.785          10.219          10.681         11.130          11.513          11.815     12.032
      88-16+        9.171           9.782          10.216          10.677         11.126          11.508          11.809     12.026
====================================================================================================================================
 WAL (yr)           26.58           11.32            8.06            6.19           5.03            4.32            3.88       3.61
 MDUR (yr)           9.85            6.53            5.26            4.35           3.73            3.33            3.07       2.91
 First Prin Pay  01/15/23        04/15/06        09/15/04        10/15/03       10/15/03        10/15/03        10/15/03   11/15/03
 Last Prin Pay   02/15/30        09/15/21        01/15/16        08/15/12       04/15/10        08/15/08        05/15/07   06/15/06
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

          Delta Home Equity Loan Trust, Series 2000-3   CLASS A-1A
                           Price-DM Sensitivity Report

Settlement              09/29/00       Class Balance               $55,000,000
Accrued Date            09/28/00       Accrued Days                          1
Next Payment            10/15/00       Pass-Thru Margin                 0.250%
                                       Cleanup Call                        Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
      Flat
      Price        0% PPC          50% PPC      75% PPC         100% PPC        125% PPC       150% PPC        175% PPC    200% PPC
====================================================================================================================================
    99-24           0.276          0.308         0.326           0.343          0.361           0.378           0.394         0.411
    99-24+          0.274          0.305         0.321           0.338          0.354           0.370           0.385         0.401
    99-25           0.273          0.301         0.317           0.332          0.347           0.362           0.376         0.391
    99-25+          0.271          0.297         0.312           0.326          0.340           0.354           0.367         0.381
    99-26           0.269          0.294         0.307           0.320          0.333           0.346           0.358         0.371
    99-26+          0.268          0.290         0.302           0.314          0.326           0.338           0.349         0.361
------------------------------------------------------------------------------------------------------------------------------------
    99-27           0.266          0.286         0.297           0.308          0.319           0.330           0.340         0.351
    99-27+          0.264          0.283         0.293           0.303          0.312           0.322           0.331         0.341
    99-28           0.263          0.279         0.288           0.297          0.305           0.314           0.322         0.330
    99-28+          0.261          0.275         0.283           0.291          0.298           0.306           0.313         0.320
    99-29           0.260          0.272         0.278           0.285          0.291           0.298           0.304         0.310
    99-29+          0.258          0.268         0.274           0.279          0.285           0.290           0.295         0.300
    99-30           0.256          0.265         0.269           0.273          0.278           0.282           0.286         0.290
    99-30+          0.255          0.261         0.264           0.267          0.271           0.274           0.277         0.280
    99-31           0.253          0.257         0.259           0.262          0.264           0.266           0.268         0.270
    99-31+          0.252          0.254         0.255           0.256          0.257           0.258           0.259         0.260
------------------------------------------------------------------------------------------------------------------------------------
   100-00           0.250          0.250         0.250           0.250          0.250           0.250           0.250         0.250
------------------------------------------------------------------------------------------------------------------------------------
   100-00+          0.248          0.246         0.245           0.244          0.243           0.242           0.241         0.240
   100-01           0.247          0.243         0.240           0.238          0.236           0.234           0.232         0.230
   100-01+          0.245          0.239         0.236           0.232          0.229           0.226           0.223         0.220
   100-02           0.244          0.235         0.231           0.227          0.222           0.218           0.214         0.210
   100-02+          0.242          0.232         0.226           0.221          0.215           0.210           0.205         0.200
   100-03           0.240          0.228         0.222           0.215          0.209           0.202           0.196         0.190
   100-03+          0.239          0.225         0.217           0.209          0.202           0.194           0.187         0.180
   100-04           0.237          0.221         0.212           0.203          0.195           0.186           0.178         0.170
   100-04+          0.236          0.217         0.207           0.198          0.188           0.178           0.169         0.160
   100-05           0.234          0.214         0.203           0.192          0.181           0.170           0.160         0.150
------------------------------------------------------------------------------------------------------------------------------------
   100-05+          0.232          0.210         0.198           0.186          0.174           0.163           0.151         0.140
   100-06           0.231          0.207         0.193           0.180          0.167           0.155           0.142         0.130
   100-06+          0.229          0.203         0.188           0.174          0.160           0.147           0.133         0.119
   100-07           0.228          0.199         0.184           0.168          0.153           0.139           0.124         0.109
   100-07+          0.226          0.196         0.179           0.163          0.147           0.131           0.116         0.099
   100-08           0.224          0.192         0.174           0.157          0.140           0.123           0.107         0.089
====================================================================================================================================
 WAL (yr)           18.44           5.65          3.98            3.09           2.54            2.16            1.89          1.67
 MDUR (yr)           9.30           4.12          3.15            2.57           2.17            1.88            1.67          1.49
 First Prin Pay  10/15/00       10/15/00      10/15/00        10/15/00       10/15/00        10/15/00        10/15/00      10/15/00
 Last Prin Pay   07/15/29       12/15/16      05/15/12        08/15/09       11/15/07        08/15/06        09/15/05      01/15/05
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-4F
                         Price-Yield Sensitivity Report

Settlement               09/29/00        Accrued Days                       28
Next Payment             10/15/00        Security Coupon                7.610%
Class Balance          $8,000,000        Call                              Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
    Flat
    Price           0% PPC         50% PPC      75% PPC       100% PPC        125% PPC       150% PPC        175% PPC      200% PPC
====================================================================================================================================
    98-00            7.887           7.964        8.052          8.159           8.267          8.452           8.546         8.636
    98-04            7.875           7.947        8.028          8.127           8.228          8.399           8.486         8.569
    98-08            7.864           7.930        8.004          8.096           8.188          8.345           8.425         8.502
    98-12            7.852           7.913        7.981          8.064           8.148          8.292           8.365         8.435
    98-16            7.841           7.896        7.957          8.033           8.109          8.239           8.305         8.368
    98-20            7.829           7.878        7.933          8.001           8.069          8.186           8.245         8.302
------------------------------------------------------------------------------------------------------------------------------------
    98-24            7.818           7.861        7.910          7.970           8.030          8.133           8.185         8.235
    98-28            7.807           7.844        7.886          7.938           7.991          8.080           8.125         8.169
    99-00            7.795           7.827        7.863          7.907           7.952          8.027           8.066         8.103
    99-04            7.784           7.810        7.840          7.876           7.912          7.975           8.006         8.036
    99-08            7.773           7.793        7.816          7.845           7.873          7.922           7.947         7.970
    99-12            7.761           7.776        7.793          7.813           7.834          7.869           7.887         7.904
    99-16            7.750           7.759        7.770          7.782           7.795          7.817           7.828         7.839
    99-20            7.739           7.742        7.746          7.751           7.756          7.765           7.769         7.773
    99-24            7.728           7.725        7.723          7.720           7.717          7.712           7.710         7.707
    99-28            7.716           7.709        7.700          7.689           7.678          7.660           7.651         7.642
------------------------------------------------------------------------------------------------------------------------------------
   100-00            7.705           7.692        7.677          7.658           7.640          7.608           7.592         7.576
------------------------------------------------------------------------------------------------------------------------------------
   100-04            7.694           7.675        7.654          7.627           7.601          7.556           7.533         7.511
   100-08            7.683           7.658        7.631          7.596           7.562          7.504           7.474         7.446
   100-12            7.672           7.641        7.607          7.566           7.524          7.452           7.416         7.381
   100-16            7.661           7.625        7.584          7.535           7.485          7.400           7.357         7.316
   100-20            7.649           7.608        7.562          7.504           7.447          7.348           7.299         7.251
   100-24            7.638           7.591        7.539          7.474           7.408          7.297           7.240         7.186
   100-28            7.627           7.575        7.516          7.443           7.370          7.245           7.182         7.122
   101-00            7.616           7.558        7.493          7.412           7.332          7.194           7.124         7.057
   101-04            7.605           7.542        7.470          7.382           7.293          7.142           7.066         6.993
   101-08            7.594           7.525        7.447          7.351           7.255          7.091           7.008         6.928
------------------------------------------------------------------------------------------------------------------------------------
   101-12            7.583           7.508        7.424          7.321           7.217          7.040           6.950         6.864
   101-16            7.573           7.492        7.402          7.291           7.179          6.989           6.892         6.800
   101-20            7.562           7.476        7.379          7.260           7.141          6.938           6.834         6.736
   101-24            7.551           7.459        7.356          7.230           7.103          6.887           6.777         6.672
   101-28            7.540           7.443        7.334          7.200           7.065          6.836           6.719         6.608
   102-00            7.529           7.426        7.311          7.170           7.027          6.785           6.662         6.544
====================================================================================================================================
 WAL (yr)            27.29           11.52         7.28           5.02            3.84           2.74            2.40          2.14
 MDUR (yr)           11.11            7.39         5.37           4.02            3.21           2.39            2.11          1.90
 First Prin Pay   06/15/27        09/15/10     09/15/06       02/15/05        01/15/04       04/15/03        01/15/03      10/15/02
 Last Prin Pay    07/15/28        11/15/13     10/15/09       07/15/06        02/15/05       08/15/03        04/15/03      01/15/03
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

             Delta Home Equity Loan Trust, Series 2000-3 CLASS A-5F
                         Price-Yield Sensitivity Report

Settlement           09/29/00          Accrued Days                         28
Next Payment         10/15/00          Security Coupon                  7.890%
Class Balance     $17,500,000          Call                                Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
      Flat
      Price        0% PPC       50% PPC        75% PPC        100% PPC        125% PPC        150% PPC        175% PPC     200% PPC
====================================================================================================================================
    97-31+          8.475         8.475          8.475           8.475           8.475           8.475           8.475        8.475
    98-03+          8.441         8.441          8.441           8.441           8.441           8.441           8.441        8.441
    98-07+          8.408         8.408          8.408           8.408           8.408           8.408           8.408        8.408
    98-11+          8.374         8.374          8.374           8.374           8.374           8.374           8.374        8.374
    98-15+          8.341         8.341          8.341           8.341           8.341           8.341           8.341        8.341
    98-19+          8.307         8.307          8.307           8.307           8.307           8.307           8.307        8.307
------------------------------------------------------------------------------------------------------------------------------------
    98-23+          8.274         8.274          8.274           8.274           8.274           8.274           8.274        8.274
    98-27+          8.241         8.241          8.241           8.241           8.241           8.241           8.241        8.241
    98-31+          8.208         8.208          8.208           8.208           8.208           8.208           8.208        8.208
    99-03+          8.175         8.175          8.175           8.175           8.175           8.175           8.175        8.175
    99-07+          8.142         8.142          8.142           8.142           8.142           8.142           8.142        8.142
    99-11+          8.109         8.109          8.109           8.109           8.109           8.109           8.109        8.109
    99-15+          8.076         8.076          8.076           8.076           8.076           8.076           8.076        8.076
    99-19+          8.043         8.043          8.043           8.043           8.043           8.043           8.043        8.043
    99-23+          8.010         8.010          8.010           8.010           8.010           8.010           8.010        8.010
    99-27+          7.977         7.977          7.977           7.977           7.977           7.977           7.977        7.977
------------------------------------------------------------------------------------------------------------------------------------
    99-31+          7.944         7.944          7.944           7.944           7.944           7.944           7.944        7.944
------------------------------------------------------------------------------------------------------------------------------------
   100-03+          7.912         7.912          7.912           7.912           7.912           7.912           7.912        7.912
   100-07+          7.879         7.879          7.879           7.879           7.879           7.879           7.879        7.879
   100-11+          7.846         7.846          7.846           7.846           7.846           7.846           7.846        7.846
   100-15+          7.814         7.814          7.814           7.814           7.814           7.814           7.814        7.814
   100-19+          7.781         7.781          7.781           7.781           7.781           7.781           7.781        7.781
   100-23+          7.749         7.749          7.749           7.749           7.749           7.749           7.749        7.749
   100-27+          7.717         7.717          7.717           7.717           7.717           7.717           7.717        7.717
   100-31+          7.684         7.684          7.684           7.684           7.684           7.684           7.684        7.684
   101-03+          7.652         7.652          7.652           7.652           7.652           7.652           7.652        7.652
   101-07+          7.620         7.620          7.620           7.620           7.620           7.620           7.620        7.620
------------------------------------------------------------------------------------------------------------------------------------
   101-11+          7.588         7.588          7.588           7.588           7.588           7.588           7.588        7.588
   101-15+          7.556         7.556          7.556           7.556           7.556           7.556           7.556        7.556
   101-19+          7.523         7.523          7.523           7.523           7.523           7.523           7.523        7.523
   101-23+          7.491         7.491          7.491           7.491           7.491           7.491           7.491        7.491
   101-27+          7.459         7.459          7.459           7.459           7.459           7.459           7.459        7.459
   101-31+          7.428         7.428          7.428           7.428           7.428           7.428           7.428        7.428
====================================================================================================================================
 WAL (yr)            4.76          4.76           4.76            4.76            4.76            4.76            4.76         4.76
 MDUR (yr)           3.80          3.80           3.80            3.80            3.80            3.80            3.80         3.80
 First Prin Pay  08/15/03      08/15/03       08/15/03        08/15/03        08/15/03        08/15/03        08/15/03     08/15/03
 Last Prin Pay   08/15/06      08/15/06       08/15/06        08/15/06        08/15/06        08/15/06        08/15/06     08/15/06
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

           Delta Home Equity Loan Trust, Series 2000-3 CLASS A-6F NAS
                         Price-Yield Sensitivity Report

Settlement               09/29/00      Accrued Days                          28
Next Payment             10/15/00      Security Coupon                   7.510%
Class Balance         $12,000,000      Call                                 Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
    Flat
    Price          0% PPC         50% PPC        75% PPC        100% PPC        125% PPC       150% PPC      175% PPC      200% PPC
====================================================================================================================================
    98-00           7.841           7.935          7.956           7.973           7.993          8.025         8.064         8.137
    98-04           7.825           7.912          7.932           7.948           7.966          7.996         8.032         8.099
    98-08           7.810           7.889          7.907           7.922           7.939          7.966         8.000         8.062
    98-12           7.794           7.867          7.883           7.897           7.912          7.937         7.967         8.024
    98-16           7.778           7.844          7.859           7.871           7.885          7.908         7.935         7.987
    98-20           7.763           7.822          7.835           7.846           7.859          7.879         7.903         7.950
------------------------------------------------------------------------------------------------------------------------------------
    98-24           7.747           7.799          7.811           7.821           7.832          7.850         7.872         7.912
    98-28           7.731           7.777          7.787           7.796           7.805          7.821         7.840         7.875
    99-00           7.716           7.754          7.763           7.770           7.779          7.792         7.808         7.838
    99-04           7.700           7.732          7.739           7.745           7.752          7.763         7.776         7.801
    99-08           7.685           7.710          7.715           7.720           7.725          7.734         7.744         7.764
    99-12           7.669           7.688          7.692           7.695           7.699          7.705         7.713         7.727
    99-16           7.654           7.665          7.668           7.670           7.672          7.676         7.681         7.690
    99-20           7.639           7.643          7.644           7.645           7.646          7.647         7.649         7.653
    99-24           7.623           7.621          7.620           7.620           7.620          7.619         7.618         7.616
    99-28           7.608           7.599          7.597           7.595           7.593          7.590         7.586         7.579
------------------------------------------------------------------------------------------------------------------------------------
   100-00           7.593           7.577          7.573           7.570           7.567          7.561         7.555         7.542
------------------------------------------------------------------------------------------------------------------------------------
   100-04           7.577           7.555          7.550           7.545           7.541          7.533         7.523         7.506
   100-08           7.562           7.533          7.526           7.521           7.514          7.504         7.492         7.469
   100-12           7.547           7.511          7.503           7.496           7.488          7.476         7.461         7.433
   100-16           7.532           7.489          7.479           7.471           7.462          7.447         7.429         7.396
   100-20           7.516           7.467          7.456           7.446           7.436          7.419         7.398         7.360
   100-24           7.501           7.445          7.432           7.422           7.410          7.391         7.367         7.323
   100-28           7.486           7.423          7.409           7.397           7.384          7.362         7.336         7.287
   101-00           7.471           7.402          7.386           7.373           7.358          7.334         7.305         7.251
   101-04           7.456           7.380          7.362           7.348           7.332          7.306         7.274         7.215
   101-08           7.441           7.358          7.339           7.324           7.306          7.278         7.243         7.178
------------------------------------------------------------------------------------------------------------------------------------
   101-12           7.426           7.337          7.316           7.299           7.280          7.249         7.212         7.142
   101-16           7.411           7.315          7.293           7.275           7.254          7.221         7.181         7.106
   101-20           7.396           7.293          7.270           7.251           7.228          7.193         7.150         7.070
   101-24           7.381           7.272          7.247           7.226           7.203          7.165         7.120         7.034
   101-28           7.366           7.250          7.224           7.202           7.177          7.137         7.089         6.999
   102-00           7.351           7.229          7.201           7.178           7.151          7.109         7.058         6.963
====================================================================================================================================
 WAL (yr)           14.34            7.98           7.21            6.68            6.16           5.51          4.90          4.09
 MDUR (yr)           8.12            5.64           5.27            5.00            4.73           4.34          3.95          3.39
 First Prin Pay  10/15/03        10/15/03       10/15/03        10/15/03        01/15/04       06/15/04      11/15/04      08/15/03
 Last Prin Pay   07/15/29        12/15/16       05/15/12        08/15/09        11/15/07       08/15/06      09/15/05      01/15/05
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

              Delta Home Equity Loan Trust, Series 2000-3 CLASS M-1
                         Price-Yield Sensitivity Report

Settlement                 09/29/00          Accrued Days                     28
Next Payment               10/15/00          Security Coupon              7.890%
Class Balance            $8,500,000          Call                            Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
       Flat
       Price        0% PPC       50% PPC       75% PPC        100% PPC       125% PPC        150% PPC        175% PPC      200% PPC
====================================================================================================================================
      95-04+         8.462         8.707         8.882           9.069          9.247           9.394           9.498         9.552
      95-05          8.460         8.705         8.879           9.065          9.243           9.389           9.493         9.547
      95-05+         8.459         8.703         8.876           9.061          9.239           9.385           9.488         9.541
      95-06          8.457         8.700         8.873           9.057          9.234           9.380           9.483         9.536
      95-06+         8.456         8.698         8.870           9.054          9.230           9.375           9.478         9.530
      95-07          8.454         8.695         8.867           9.050          9.226           9.370           9.472         9.525
------------------------------------------------------------------------------------------------------------------------------------
      95-07+         8.453         8.693         8.864           9.046          9.221           9.365           9.467         9.520
      95-08          8.451         8.690         8.861           9.043          9.217           9.360           9.462         9.514
      95-08+         8.449         8.688         8.858           9.039          9.213           9.355           9.457         9.509
      95-09          8.448         8.686         8.855           9.035          9.208           9.351           9.451         9.503
      95-09+         8.446         8.683         8.852           9.031          9.204           9.346           9.446         9.498
      95-10          8.445         8.681         8.849           9.028          9.200           9.341           9.441         9.493
      95-10+         8.443         8.678         8.846           9.024          9.195           9.336           9.436         9.487
      95-11          8.442         8.676         8.843           9.020          9.191           9.331           9.431         9.482
      95-11+         8.440         8.673         8.840           9.017          9.187           9.326           9.425         9.476
      95-12          8.438         8.671         8.837           9.013          9.182           9.321           9.420         9.471
------------------------------------------------------------------------------------------------------------------------------------
      95-12+         8.437         8.669         8.834           9.009          9.178           9.317           9.415         9.466
------------------------------------------------------------------------------------------------------------------------------------
      95-13          8.435         8.666         8.831           9.006          9.174           9.312           9.410         9.460
      95-13+         8.434         8.664         8.827           9.002          9.169           9.307           9.405         9.455
      95-14          8.432         8.661         8.824           8.998          9.165           9.302           9.399         9.449
      95-14+         8.431         8.659         8.821           8.994          9.161           9.297           9.394         9.444
      95-15          8.429         8.656         8.818           8.991          9.156           9.292           9.389         9.439
      95-15+         8.427         8.654         8.815           8.987          9.152           9.288           9.384         9.433
      95-16          8.426         8.652         8.812           8.983          9.148           9.283           9.379         9.428
      95-16+         8.424         8.649         8.809           8.980          9.143           9.278           9.373         9.422
      95-17          8.423         8.647         8.806           8.976          9.139           9.273           9.368         9.417
      95-17+         8.421         8.644         8.803           8.972          9.135           9.268           9.363         9.412
------------------------------------------------------------------------------------------------------------------------------------
      95-18          8.420         8.642         8.800           8.969          9.130           9.263           9.358         9.406
      95-18+         8.418         8.639         8.797           8.965          9.126           9.259           9.353         9.401
      95-19          8.417         8.637         8.794           8.961          9.122           9.254           9.347         9.396
      95-19+         8.415         8.635         8.791           8.958          9.117           9.249           9.342         9.390
      95-20          8.413         8.632         8.788           8.954          9.113           9.244           9.337         9.385
      95-20+         8.412         8.630         8.785           8.950          9.109           9.239           9.332         9.379
====================================================================================================================================
 WAL (yr)            26.53         10.93          7.77            5.95           4.85            4.20            3.83          3.66
 MDUR (yr)           10.38          6.70          5.35            4.40           3.76            3.36            3.12          3.02
 First Prin Pay   01/15/23      04/15/06      09/15/04        10/15/03       10/15/03        11/15/03        12/15/03      01/15/04
 Last Prin Pay    07/15/29      12/15/16      05/15/12        08/15/09       11/15/07        08/15/06        09/15/05      01/15/05
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

              Delta Home Equity Loan Trust, Series 2000-3 CLASS M-2
                         Price-Yield Sensitivity Report

Settlement                  09/29/00          Accrued Days                  28
Next Payment                10/15/00          Security Coupon           7.890%
Class Balance             $8,500,000          Call                         Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

-----------------------------------------------------------------------------------------------------------------------------------
       Flat
       Price        0% PPC       50% PPC         75% PPC        100% PPC        125% PPC     150% PPC       175% PPC      200% PPC
===================================================================================================================================
      95-04+         8.462         8.707           8.882           9.069           9.247        9.394          9.498         9.552
      95-05          8.460         8.705           8.879           9.065           9.243        9.389          9.493         9.547
      95-05+         8.459         8.703           8.876           9.061           9.239        9.385          9.488         9.541
      95-06          8.457         8.700           8.873           9.057           9.234        9.380          9.483         9.536
      95-06+         8.456         8.698           8.870           9.054           9.230        9.375          9.478         9.530
      95-07          8.454         8.695           8.867           9.050           9.226        9.370          9.472         9.525
-----------------------------------------------------------------------------------------------------------------------------------
      95-07+         8.453         8.693           8.864           9.046           9.221        9.365          9.467         9.520
      95-08          8.451         8.690           8.861           9.043           9.217        9.360          9.462         9.514
      95-08+         8.449         8.688           8.858           9.039           9.213        9.355          9.457         9.509
      95-09          8.448         8.686           8.855           9.035           9.208        9.351          9.451         9.503
      95-09+         8.446         8.683           8.852           9.031           9.204        9.346          9.446         9.498
      95-10          8.445         8.681           8.849           9.028           9.200        9.341          9.441         9.493
      95-10+         8.443         8.678           8.846           9.024           9.195        9.336          9.436         9.487
      95-11          8.442         8.676           8.843           9.020           9.191        9.331          9.431         9.482
      95-11+         8.440         8.673           8.840           9.017           9.187        9.326          9.425         9.476
      95-12          8.438         8.671           8.837           9.013           9.182        9.321          9.420         9.471
-----------------------------------------------------------------------------------------------------------------------------------
      95-12+         8.437         8.669           8.834           9.009           9.178        9.317          9.415         9.466
-----------------------------------------------------------------------------------------------------------------------------------
      95-13          8.435         8.666           8.831           9.006           9.174        9.312          9.410         9.460
      95-13+         8.434         8.664           8.827           9.002           9.169        9.307          9.405         9.455
      95-14          8.432         8.661           8.824           8.998           9.165        9.302          9.399         9.449
      95-14+         8.431         8.659           8.821           8.994           9.161        9.297          9.394         9.444
      95-15          8.429         8.656           8.818           8.991           9.156        9.292          9.389         9.439
      95-15+         8.427         8.654           8.815           8.987           9.152        9.288          9.384         9.433
      95-16          8.426         8.652           8.812           8.983           9.148        9.283          9.379         9.428
      95-16+         8.424         8.649           8.809           8.980           9.143        9.278          9.373         9.422
      95-17          8.423         8.647           8.806           8.976           9.139        9.273          9.368         9.417
      95-17+         8.421         8.644           8.803           8.972           9.135        9.268          9.363         9.412
-----------------------------------------------------------------------------------------------------------------------------------
      95-18          8.420         8.642           8.800           8.969           9.130        9.263          9.358         9.406
      95-18+         8.418         8.639           8.797           8.965           9.126        9.259          9.353         9.401
      95-19          8.417         8.637           8.794           8.961           9.122        9.254          9.347         9.396
      95-19+         8.415         8.635           8.791           8.958           9.117        9.249          9.342         9.390
      95-20          8.413         8.632           8.788           8.954           9.113        9.244          9.337         9.385
      95-20+         8.412         8.630           8.785           8.950           9.109        9.239          9.332         9.379
===================================================================================================================================
 WAL (yr)            26.53         10.93            7.77            5.95            4.85         4.20           3.83          3.66
 MDUR (yr)           10.38          6.70            5.35            4.40            3.76         3.36           3.12          3.02
 First Prin Pay   01/15/23      04/15/06        09/15/04        10/15/03        10/15/03     11/15/03       12/15/03      01/15/04
 Last Prin Pay    07/15/29      12/15/16        05/15/12        08/15/09        11/15/07     08/15/06       09/15/05      01/15/05
-----------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

               Delta Home Equity Loan Trust, Series 2000-3 CLASS B
                         Price-Yield Sensitivity Report

Settlement             09/29/00        Accrued Days                           28
Next Payment           10/15/00        Security Coupon                    7.890%
Class Balance        $6,500,000        Call                                  Yes

                       FRM PPC: 4%-20% CPR over 12 Months
                       ARM PPC: 4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------------------
       Flat
       Price        0% PPC      50% PPC        75% PPC        100% PPC        125% PPC        150% PPC        175% PPC     200% PPC
====================================================================================================================================
      88-00+         9.228        9.884         10.354          10.856          11.343          11.758          12.083       12.309
      88-01          9.226        9.881         10.351          10.852          11.338          11.752          12.077       12.303
      88-01+         9.225        9.879         10.348          10.847          11.333          11.747          12.071       12.297
      88-02          9.223        9.876         10.344          10.843          11.328          11.741          12.065       12.290
      88-02+         9.221        9.873         10.341          10.839          11.323          11.736          12.059       12.284
      88-03          9.219        9.871         10.337          10.835          11.318          11.731          12.054       12.278
------------------------------------------------------------------------------------------------------------------------------------
      88-03+         9.217        9.868         10.334          10.831          11.314          11.725          12.048       12.272
      88-04          9.216        9.865         10.330          10.827          11.309          11.720          12.042       12.265
      88-04+         9.214        9.862         10.327          10.823          11.304          11.714          12.036       12.259
      88-05          9.212        9.860         10.324          10.819          11.299          11.709          12.030       12.253
      88-05+         9.210        9.857         10.320          10.814          11.294          11.703          12.024       12.247
      88-06          9.209        9.854         10.317          10.810          11.289          11.698          12.018       12.241
      88-06+         9.207        9.851         10.313          10.806          11.285          11.693          12.012       12.234
      88-07          9.205        9.849         10.310          10.802          11.280          11.687          12.006       12.228
      88-07+         9.203        9.846         10.307          10.798          11.275          11.682          12.001       12.222
      88-08          9.201        9.843         10.303          10.794          11.270          11.676          11.995       12.216
------------------------------------------------------------------------------------------------------------------------------------
      88-08+         9.200        9.841         10.300          10.790          11.265          11.671          11.989       12.210
------------------------------------------------------------------------------------------------------------------------------------
      88-09          9.198        9.838         10.296          10.786          11.261          11.666          11.983       12.203
      88-09+         9.196        9.835         10.293          10.781          11.256          11.660          11.977       12.197
      88-10          9.194        9.832         10.290          10.777          11.251          11.655          11.971       12.191
      88-10+         9.192        9.830         10.286          10.773          11.246          11.649          11.965       12.185
      88-11          9.191        9.827         10.283          10.769          11.241          11.644          11.959       12.179
      88-11+         9.189        9.824         10.280          10.765          11.236          11.639          11.954       12.173
      88-12          9.187        9.822         10.276          10.761          11.232          11.633          11.948       12.166
      88-12+         9.185        9.819         10.273          10.757          11.227          11.628          11.942       12.160
      88-13          9.184        9.816         10.269          10.753          11.222          11.622          11.936       12.154
      88-13+         9.182        9.813         10.266          10.749          11.217          11.617          11.930       12.148
------------------------------------------------------------------------------------------------------------------------------------
      88-14          9.180        9.811         10.263          10.744          11.212          11.612          11.924       12.142
      88-14+         9.178        9.808         10.259          10.740          11.208          11.606          11.918       12.135
      88-15          9.176        9.805         10.256          10.736          11.203          11.601          11.913       12.129
      88-15+         9.175        9.803         10.252          10.732          11.198          11.595          11.907       12.123
      88-16          9.173        9.800         10.249          10.728          11.193          11.590          11.901       12.117
      88-16+         9.171        9.797         10.246          10.724          11.188          11.585          11.895       12.111
====================================================================================================================================
 WAL (yr)            26.53        10.93           7.76            5.95            4.84            4.16            3.74         3.50
 MDUR (yr)            9.84         6.46           5.18            4.27            3.65            3.25            2.99         2.84
 First Prin Pay   01/15/23     04/15/06       09/15/04        10/15/03        10/15/03        10/15/03        10/15/03     11/15/03
 Last Prin Pay    07/15/29     12/15/16       05/15/12        08/15/09        11/15/07        08/15/06        09/15/05     01/15/05
------------------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

These Computation Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.
This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

GREENWICH CAPITAL
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